Exhibit 10.27

AMENDMENT NO. 4 TO LOAN AGREEMENT

This Amendment No. 4 (the “Amendment”) dated as of June 30, 2009, is between Bank of America, N.A. (the “Bank”) and K-Swiss Inc. (the “Borrower”).

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of June 1, 2005 (together with any previous amendments, the “Agreement”).

B. The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Release of Guarantors. Bank hereby releases Royal Elastics Inc. from any and all obligations under that certain Limited Guaranty dated May 27, 2003, which Guaranty shall be of no further force or effect.

3. Amendments. The Agreement is hereby amended as follows:

3.1	In the Subparagraph number 1.1(a), the amount “Fifteen Million and 00/100 Dollars ($15,000,000.00)” is changed to “Ten Million and 00/100 Dollars ($10,000,000.00)”.

3.2	In the Subparagraph number 1.6(b), the amount “Fifteen Million and 00/100 Dollars ($15,000,000.00)” is changed to “Ten Million and 00/100 Dollars ($10,000,000.00)”.

3.3	In the paragraph number 1.7, entitled “Acceptances,” the amount “Fifteen Million and 00/100 Dollars ($15,000,000.00)” is changed to “Ten Million and 00/100 Dollars ($10,000,000.00)”.

3.4	The following Article 2A is hereby added:

“2A.	COLLATERAL

2A.1 Personal Property. The personal property listed below now owned or owned in the future by the parties listed below will secure the Borrower’s obligations to the Bank under this Agreement or, if the collateral is owned by a guarantor, will secure the guaranty, if so indicated in the security agreement. The collateral is further defined in security agreement(s) executed by the owners of the collateral. In addition, all personal property collateral owned by the Borrower securing this Agreement shall also secure all other present and future obligations of the Borrower to the Bank (excluding any consumer credit covered by the federal Truth in Lending law, unless the Borrower has otherwise agreed in writing or received written notice thereof). All personal property collateral securing any other present or future obligations of the Borrower to the Bank shall also secure this Agreement.

(a)	Securities and other investment property owned by the Borrower as described in the Pledge Agreement required by the Bank.”

3.5	The following paragraph number 6.13 is hereby added:

“6.13 Collateral. All collateral required in this Agreement is owned by the grantor of the security interest free of any title defects or any liens or interests of others, except those which have been approved by the Bank in writing.”

3.6	Paragraph number 7.5, entitled “Dividends and Stock Redemptions” is hereby deleted in its entirety.

3.7	Paragraph number 7.21, entitled “Unencumbered Liquid Assets” is hereby deleted in its entirety.

3.8	Paragraph number 7.22, entitled “Profitability” is hereby deleted in its entirety.

4. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.

5. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

5.1	Pledge Agreements signed by the Borrower.

5.2	Resolutions to Obtain Credit signed by the Borrower.

5.3	Collateral Account Notification and Acknowledgment signed by the Borrower.

5.4	Limited Guaranty signed by K-Swiss Sales Corp.

5.5	Resolutions Authorizing Execution of Guaranty signed by K-Swiss Sales Corp.

6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

7. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

8. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK:

Bank of America, N.A.

By:	/s/ Julie Yamauchi
Name:	Julie Yamauchi
Title:	Senior Vice President

BORROWER(S):

K-Swiss Inc.

By:	/s/ George Powlick
Name:	George Powlick
Title:	CFO, VP of Finance & CAO